UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 19, 2007

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

         001-16503                                   98-0352587
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 (Commission File Number)                 (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
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                            London EC3P 3AX, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Directors or Certain Officers.

         Effective January 19, 2007, Eric R. Dinallo resigned as General Counsel of Willis Group Holdings Limited to serve as the New York State Insurance Superintendent in the new administration of Governor Eliot Spitzer.

         On January 25, 2007, Willis Group Holdings Limited announced the resignation of Richard J. S. Bucknall as Vice Chairman of Willis Group Holdings Limited effective March 31, 2007. Mr. Bucknall will also cease to be Chief Executive Officer of Willis Limited effective March 31, 2007, but will remain with the company in an advisory role through December 31, 2007.

         Willis Group Holdings Limited also announced on January 25, 2007, that David Margrett will replace Mr. Bucknall as Chairman and Chief Executive Officer of Willis Limited effective March 31, 2007.


Item 9.01.  Financial Statements and Exhibits.


(c)      Exhibits.

         99.1 Press Release of Willis Group Holdings Limited dated December 15, 2006.

         99.2 Press Release of Willis Group Holdings Limited dated January 25, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WILLIS GROUP HOLDINGS LIMITED


Date: January 25, 2007.               By: /s/ Mary E. Caiazzo
                                         ---------------------------------------
                                      Name:    Mary E. Caiazzo
                                      Title:   Deputy General Counsel